John Hancock Strategic Income Fund

Supplement dated 10-9-2009 to the current Prospectuses

Under “Fund details”, in the “Who’s who” section, in the “Subadviser” subsection, the information about the portfolio managers is supplemented as follows to reflect the addition of Thomas C. Goggins to the Fund’s investment management team.

Thomas C. Goggins

•         Joined fund team in 2009

•         Vice president and senior portfolio manager, MFC Global Investment Management (U.S.), LLC (since 2009)

•         Cofounder and director of research, Fontana Capital (2005-2009)

•         Portfolio manager, SAC Capital Advisors, LLC (2004)

•         Portfolio manager, John Hancock Advisers, LLC (1995-2003)

•         Portfolio manager, Putnam Investments (1993–1995)

•         Portfolio manager and lead analyst, Transamerica Investments (1989–1993)

•         Began business career in 1989

•         Primarily responsible for portfolio management, asset allocation and capital structure research

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Strategic Income Fund

Supplement dated 10-9-2009 to the Statement of Additional Information

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Other Accounts the Portfolio Managers are Managing” subsection has been amended and restated with the following to reflect the addition of Thomas C. Goggins to the Fund‘s investment management team.

Other Accounts the Portfolio Managers are Managing.  The table below indicates, for each portfolio manager, information about the accounts for which the portfolio manager has day-to-day investment responsibility.  All information on the number of accounts and total assets in the table is as of May 31, 2009 for Messrs. Evans, Iles and Janis, and as of September 30, 2009 for Mr. Goggins.  For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Barry H. Evans, CFA

Other Registered Investment Companies: Five (5) funds with total assets of approximately $1.7 billion.

Other Pooled Investment Vehicles: None

Other Accounts:  Eighty-three (83) accounts with total assets of approximately $2.2 billion.

Thomas C. Goggins

Other Registered Investment Companies:  None

Other Pooled Investment Vehicles:  One (1) account with total assets of approximately $26.3 million.

Other Accounts:  Eight (8) accounts with total assets of approximately $2.0 billion.

John F. Iles

Other Registered Investment Companies:  Two (2) funds with total assets of approximately $767 million.

Other Pooled Investment Vehicles:  None.

Other Accounts:  Ten (10) accounts with total assets of approximately $2.6 billion.

Daniel S. Janis, III	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Seven (7) accounts with total assets of approximately $1.7 billion.

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Share Ownership by Portfolio Managers” subsection has been amended and restated with the following:

Share Ownership by Portfolio Managers.  The following table indicates as of May 31, 2009 for Messrs. Evans, Iles and Janis, and as of September 30, 2009 for Mr. Goggins, the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.  For purposes of this table, the following letters represent the range indicated below:

            A          -           $0

            B          -           $1 - $10,000

            C          -           $10,001 - $50,000

            D          -           $50,001 - $100,000

            E          -           $100,001 - $500,000

            F          -           $500,001 - $1,000,000

            G          -           More than $1 million

Portfolio Manager	Range of Beneficial Ownership
Barry Evans	D
Thomas C. Goggins	A
John F. Iles	D
Daniel S. Janis, III	E

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.